SPECIMEN
       COMMON STOCK                                 COMMON STOCK
          NUMBER                                       SHARES

US                 NATIONAL SCIENTIFIC CORPORATION

                                                   SEE REVERSE FOR
                                                 CERTAIN DEFINITIONS
                                                 CUSIP 637479 10 6
INCORPORATED UNDER THE LAWS
   OF THE STATE OF TEXAS

THIS CERTIFIES THAT
IS THE RECORD HOLDER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK, $.10 PAR VALUE OF

                        NATIONAL SCIENTIFIC CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Vernon Traylor Jr.                                 /s/ L. L. Ross
CORPORATE SECRETARY             [CORPORATE SEAL]       CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
     TRANSFER AGENT AND REGISTRAR

By:
                         AUTHORIZED SIGNATURE

     The Articles of Incorporation of the Corporation on file in the office of the Secretary of State of Texas set forth (a) the aggregate number of shares and the par value of each class of capital shares that the Corporation is authorized to issue, together with the designations, preferences, limitations and relative rights of each such class; (b) a statement of the authority vested in the Board of Directors to establish series and to fix and determine the variations in the relative rights and preferences between any such series of the Preferred Stock so established; (c) a denial of preemptive rights of the shareholders to acquire additional, unissued or treasury shares of the Corporation; and (d) to the record holder of this certificate without charge upon written request to the corporation at its registered office.
     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common            UNIF GIFT MIN ACT - ................ Custodian for ..............
                                                                     (Cust.)                       (Minor)
TEN ENT   -- as tenants by the entireties                             under Uniform Gifts to Minors
                                                           Act ...............................................
JT TEN    -- as joint tenants with right                                       (State)
             of survivorship and not as      UNIF TRF MIN ACT - ................ Custodian (until age .......)
             tenants in common                                  ................. under Uniform Transfers
                                                                     (Minor)
                                                                to Minors Act ................................
                                                                                          (State)
                    Additional abbreviations may also be used though not in the above list.

For value received ....................... hereby sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

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                    --------------------------------------
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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated ___________________________________
                                        X ______________________________________

                                        X ______________________________________
                                        NOTE: THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME(S) AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION
                                              OR ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.
Signature(s) Guaranteed

By _____________________________________
THE SIGNATURE(S)SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.